athenahealth, Inc. Reports Third Quarter Fiscal Year 2015 Results

Company Announces Record Physician Additions

Q3 2015 Financial Results

•	24% Revenue Growth Over Third Quarter of 2014

•	Non-GAAP Adjusted Operating Income of $25.4 million

•	GAAP Net Income of $5.8 million, or $0.15 Per Diluted Share

•	Non-GAAP Adjusted Net Income of $14.3 million, or $0.36 Per Diluted Share
WATERTOWN, MA – October 22, 2015 - athenahealth, Inc. (NASDAQ: ATHN) (“athenahealth” or “we”), a leading provider of cloud-based services and mobile applications for medical groups and health systems, today announced financial and operational results for the third quarter of fiscal year 2015. We will conduct a conference call tomorrow, Friday, October 23, 2015, at 8:00 a.m. Eastern Time to discuss these results and management’s outlook for future financial and operational performance.

•	Total revenue for the three months ended September 30, 2015, was $236.1 million, compared to $190.4 million in the same period last year, an increase of 24%.

◦	Revenue from athenahealth-branded services was $217.8 million, an increase of 24% over $175.6 million for the three months ended September 30, 2014.

•	Total revenue for the nine months ended September 30, 2015, was $667.2 million, compared to $539.4 million in the same period last year, an increase of 24%.

◦	Revenue from athenahealth-branded services was $619.0 million, an increase of 25% over $494.1 million for the nine months ended September 30, 2014.

•
Grew net new active physicians on athenaCollector® (3,953 physicians added), athenaClinicals® (2,818 physicians added), and athenaCommunicator® (3,422 physicians added) for the three months ended September 30, 2015, compared to athenaCollector (3,420 physicians added), athenaClinicals (2,786 physicians added), and athenaCommunicator (3,846 physicians added) in the same period last year.

“Our unique results-oriented model and continuously expanding technology-enabled services are the foundation for our credibility and continued growth in health care. Our allegiance to drive both clinical and financial outcomes for our clients is fundamentally what differentiates us from traditional software vendors,” said Jonathan Bush, chairman and chief executive officer of athenahealth. “While we are still in the early days of bringing the full power of the internet to health care, we are gaining nice momentum as we innovate to improve the way patients are managed and advance connectedness across our network and the care continuum at large. This quarter again reflects progress being made. There is no precedent set for what we are doing to advance health care.”

•	For the three months ended September 30, 2015, Non-GAAP Adjusted Gross Margin was 62.9%, compared to 61.2% in the same period last year.

•
For the three months ended September 30, 2015, Non-GAAP Adjusted Operating Income was $25.4 million, or 10.8% of total revenue, compared to $18.5 million, or 9.7% of total revenue, in the same period last year.

•
For the three months ended September 30, 2015, GAAP net income was $5.8 million, or $0.15 per diluted share, compared to GAAP net loss of $1.6 million, or $0.04 per diluted share, in the same period last year.

•
For the three months ended September 30, 2015, Non-GAAP Adjusted Net Income was $14.3 million, or $0.36 per diluted share, compared to $10.4 million, or $0.27 per diluted share, in the same period last year.

“We are headed into the home stretch of 2015 and feel good about this year’s accomplishments and the investments made to drive forward progress,” said Kristi Matus, chief financial and administrative officer of athenahealth. “Through innovation, we continue to introduce new efficiencies for the health care industry and drive ongoing profitable growth for athenahealth. This quarter alone, we added a record 4,784 providers to our network, grew consolidated revenue by 24%, and delivered a Non-GAAP Adjusted Gross Margin of 62.9%. We are headed into the fourth quarter on track to deliver against many of our 2015 financial and operational goals.”

Our fiscal year 2015 guidance we released in conjunction with our fourth quarter and full year 2014 earnings call on February 6, 2015, is summarized in the following table:

For the Fiscal Year Ending December 31, 2015
Forward-Looking Guidance
GAAP Total Revenue	$905 - $925 million
Non-GAAP Adjusted Gross Margin	62.5% - 63.5%
Non-GAAP Adjusted Operating Income	$75 - $85 million
Non-GAAP Adjusted Net Income per Diluted Share	$1.10 - $1.20
Non-GAAP Tax Rate	40%
We are not making any changes to the fiscal year 2015 guidance we released in conjunction with our fourth quarter and full year 2014 earnings call on February 6, 2015. However, based on our year-to-date performance and our current expectations for Q4 2015, we are providing additional insight into our fiscal year 2015 guidance as follows:

•	We expect GAAP Total Revenue to be at or above the mid-point of the $905 million to $925 million guidance range.

•	We expect Non-GAAP Adjusted Gross Margin to be close to the high end of the 62.5% to 63.5% guidance range.

•	We expect Non-GAAP Adjusted Operating Income to be above the high end of the $75 million to $85 million guidance range.

•	Finally, we expect Non-GAAP Adjusted Net Income per Diluted Share to be above the high end of the $1.10 to $1.20 guidance range.
Please refer to our press release dated February 5, 2015 for a reconciliation of these non-GAAP financial measures to comparable GAAP measures for fiscal year 2015 guidance.

Our 8th Annual Investor Summit will be held at our Watertown, Massachusetts headquarters on Thursday, December 10, 2015. Please note that, due to limited capacity, attendance at the Investor Summit is by invitation only. However, similar to prior years, a live webcast of this event can be accessed via the Investors section of athenahealth’s website at www.athenahealth.com.
Use of Non-GAAP Financial Measures
In our earnings releases, prepared remarks, conference calls, slide presentations, and webcasts, we may use or discuss non-GAAP financial measures, as defined by Regulation G. The GAAP financial measure most directly comparable to each non-GAAP financial measure used or discussed, and a reconciliation of the differences between each non-GAAP financial measure and the comparable GAAP financial measure, are included in this press release after the condensed consolidated financial statements. Our earnings press releases containing such non-GAAP reconciliations can be found in the Investors section of our website at www.athenahealth.com.
Conference Call Information
To participate in our live conference call and webcast, please dial 877-853-5645 (or 408-940-3868 for international calls) using conference code no. 50137013, or visit the Investors section of our website at www.athenahealth.com. A replay will be available for one week following the conference call at 855-859-2056 (and 404-537-3406 for international calls) using conference code no. 50137013. A webcast replay will also be archived on our website.
About athenahealth, Inc.
athenahealth is a leading provider of cloud-based services for electronic health records (EHR), revenue cycle management and medical billing, patient engagement, care coordination, and population health management, as well as Epocrates and other point-of-care mobile apps. We connect care and drive meaningful, measurable results for more than 72,000 health care providers in medical practices and health systems nationwide. For more information, please visit www.athenahealth.com.
Forward-Looking Statements
This press release contains forward-looking statements, which are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, including statements reflecting management’s expectations for future financial and operational performance and operating expenditures, expected growth, and business outlook, including the fiscal year 2015 guidance and additional insight thereto; statements regarding the benefits of our service offerings and differentiation of our business model from traditional software vendors; statements regarding the expansion of our network, including physician and provider additions to our network; statements regarding creation of the health care Internet and connected care; statements regarding our market opportunity; statements regarding the expected value creation from our investments; and statements found under our “Reconciliation of Non-GAAP Financial Measures to Comparable GAAP Measures” section of this release. The forward-looking statements in this release do not constitute guarantees of future performance. These statements are neither promises nor guarantees, and are subject to a variety of risks and uncertainties, many of which are beyond our control, which could cause actual results to differ materially from those contemplated in these forward-looking statements. In particular, the risks and uncertainties include, among other things: our fluctuating operating results; our variable sales and implementation cycles, which may result in fluctuations in our quarterly results; risks associated with the acquisition and integration of companies and new technologies to achieve expected synergies; risks associated with our expectations regarding our ability to maintain profitability; the impact of increased sales and marketing and research and development expenditures, including whether increased expansion in revenues is attained and impacts on margins and profitability; changes in tax rates or exposure to additional tax liabilities; the highly competitive industry in which we operate and the relative immaturity of the market for our service offerings; and the evolving and complex governmental and regulatory compliance environment in which we and our clients operate. Forward-looking statements may often be identified with words such as “we expect,” “we anticipate,” “upcoming,” “aim,” or similar indications of future expectations. These statements are neither promises nor guarantees, and are subject to a variety of risks and uncertainties, many of which are beyond our control, which could cause actual results to differ materially from those contemplated in these forward-looking statements. Existing and prospective investors are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. We undertake no obligation to update or revise the information contained in this press release, whether as a result of new information, future events or circumstances, or otherwise. For additional disclosure regarding these and other risks faced by us, please see the disclosures contained in our public filings with the Securities and Exchange Commission (“SEC”), available on the Investors section of our website at www.athenahealth.com and on the SEC’s website at www.sec.gov.

Contact Info:
Dana Quattrochi
athenahealth, Inc. (Investors)
investorrelations@athenahealth.com
(617) 402-1329

Holly Spring
athenahealth, Inc. (Media)
media@athenahealth.com
(617) 402-1631

athenahealth, Inc.
CONDENSED CONSOLIDATED BALANCE SHEETS
(Unaudited, in thousands, except per share amounts)

	September 30, 2015	December 31, 2014
Assets
Current assets:
Cash and cash equivalents	$116,712	$73,787
Marketable securities	—	40,950
Accounts receivable, net	144,781	121,710
Deferred tax asset, net	12,504	—
Prepaid expenses and other current assets	32,892	22,627
Total current assets	306,889	259,074
Property and equipment, net	309,072	271,552
Capitalized software costs, net	102,127	56,574
Purchased intangible assets, net	131,995	139,422
Goodwill	229,157	198,049
Investments and other assets	12,162	7,327
Total assets	$1,091,402	$931,998
Liabilities & Stockholders’ Equity
Current liabilities:
Accounts payable	$14,219	$9,410
Accrued compensation	75,732	71,768
Accrued expenses	45,652	37,033
Line of credit	—	35,000
Long-term debt	7,500	15,000
Deferred revenue	35,807	28,949
Deferred tax liability, net	—	8,449
Total current liabilities	178,910	205,609
Deferred rent, net of current portion	26,969	19,412
Long-term debt, net of current portion	292,500	158,750
Deferred revenue, net of current portion	55,566	54,473
Long-term deferred tax liability, net	17,631	10,417
Other long-term liabilities	7,676	8,214
Total liabilities	579,252	456,875
Stockholders’ equity:
Preferred stock, $0.01 par value: 5,000 shares authorized; no shares issued and outstanding at September 30, 2015 and December 31, 2014	—	—
Common stock, $0.01 par value: 125,000 shares authorized; 40,089 shares issued and 38,811 shares outstanding at September 30, 2015; 39,402 shares issued and 38,124 shares outstanding at December 31, 2014	401	395
Additional paid-in capital	499,321	443,259
Treasury stock, at cost, 1,278 shares	(1,200)	(1,200)
Accumulated other comprehensive (loss) income	(1,165)	24,188
Retained earnings	14,793	8,481
Total stockholders’ equity	512,150	475,123
Total liabilities and stockholders’ equity	$1,091,402	$931,998

athenahealth, Inc.
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
(Unaudited, in thousands, except per share amounts)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2015	2014	2015	2014
Revenue:
Business services	$224,990	$179,711	$638,156	$510,162
Implementation and other	11,078	10,717	29,040	29,223
Total revenue	236,068	190,428	667,196	539,385
Expense:
Direct operating	94,850	79,343	269,306	226,265
Selling and marketing	55,927	45,206	163,705	139,155
Research and development	22,560	18,087	70,675	49,659
General and administrative	34,778	31,800	107,093	91,600
Depreciation and amortization	24,763	17,258	67,216	46,693
Total expense	232,878	191,694	677,995	553,372
Operating income (loss)	3,190	(1,266)	(10,799)	(13,987)
Other income (expense):
Interest expense	(1,620)	(1,244)	(4,192)	(3,784)
Other income (expense)	7,590	26	28,715	(151)
Total other income (expense)	5,970	(1,218)	24,523	(3,935)
Income (loss) before income tax (provision) benefit	9,160	(2,484)	13,724	(17,922)
Income tax (provision) benefit	(3,365)	853	(7,412)	6,074
Net income (loss)	$5,795	$(1,631)	$6,312	$(11,848)
Net income (loss) per share – Basic	$0.15	$(0.04)	$0.16	$(0.31)
Net income (loss) per share – Diluted	$0.15	$(0.04)	$0.16	$(0.31)
Weighted average shares used in computing net income (loss) per share:
Basic	38,714	37,999	38,523	37,783
Diluted	39,536	37,999	39,476	37,783

athenahealth, Inc.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited, in thousands)

	Nine Months Ended September 30,
	2015	2014
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income (loss)	$6,312	$(11,848)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depreciation and amortization	85,869	69,416
Excess tax benefit from stock-based awards	(8,367)	—
Deferred income tax	(1,652)	(6,494)
Stock-based compensation expense	47,943	38,986
Gain on sale of marketable securities	(28,656)	—
Other reconciling adjustments	6	121
Changes in operating assets and liabilities:
Accounts receivable, net	(21,941)	(14,164)
Prepaid expenses and other current assets	(1,296)	(6,352)
Other long-term assets	(2,090)	18
Accounts payable	5,611	5,070
Accrued expenses and other long-term liabilities	4,232	8,387
Accrued compensation	4,085	10,379
Deferred revenue	6,015	1,830
Deferred rent	6,848	8,792
Net cash provided by operating activities	102,919	104,141
CASH FLOWS FROM INVESTING ACTIVITIES:
Capitalized software development costs	(77,714)	(41,232)
Purchases of property and equipment	(65,090)	(51,131)
Payments on acquisitions, net of cash acquired	(39,890)	—
Proceeds from sales of marketable securities	29,756	—
Change in restricted cash	—	2,955
Other investing activities	(2,610)	(250)
Net cash used in investing activities	(155,548)	(89,658)
CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from issuance of common stock under stock plans and warrants	18,046	19,723
Taxes paid related to net share settlement of stock awards	(20,664)	(28,302)
Excess tax benefit from stock-based awards	8,367	—
Proceeds from line of credit	60,000	—
Payments on line of credit	(95,000)	—
Proceeds from long-term debt	300,000	—
Payments on long-term debt	(173,750)	(11,250)
Debt issuance costs	(987)	—
Net cash provided by (used in) financing activities	96,012	(19,829)
Effect of exchange rate changes on cash and cash equivalents	(458)	(126)
Net increase (decrease) in cash and cash equivalents	42,925	(5,472)
Cash and cash equivalents at beginning of period	73,787	65,002
Cash and cash equivalents at end of period	$116,712	$59,530

athenahealth, Inc.
STOCK-BASED COMPENSATION
(Unaudited, in thousands)

Set forth below is a breakout of stock-based compensation impacting the Condensed Consolidated Statements of Income for the three and nine months ended September 30, 2015, and 2014:

	Three Months Ended September 30,		Nine Months Ended September 30,
	2015	2014	2015	2014
Stock-based compensation charged to Condensed Consolidated Statements of Income:
Direct operating	$3,584	$2,987	$10,883	$8,806
Selling and marketing	4,162	3,652	13,745	10,878
Research and development	2,164	1,499	6,707	5,298
General and administrative	5,070	4,283	16,608	14,004
Total stock-based compensation expense	14,980	12,421	47,943	38,986
Amortization of capitalized stock-based compensation related to software development (1)	1,244	635	3,013	1,515
Total	$16,224	$13,056	$50,956	$40,501

(1)
In addition, for the three months ended September 30, 2015, and 2014, $1.8 million and $1.7 million, respectively, of stock-based compensation was capitalized in the line item Capitalized software costs, net in the Condensed Consolidated Balance Sheets for which $1.2 million and $0.6 million, respectively, of amortization was included in the line item Depreciation and amortization in the Condensed Consolidated Statements of Income. For the nine months ended September 30, 2015, and 2014, $5.4 million and $3.5 million, respectively, of stock-based compensation was capitalized in the line item Capitalized software costs, net in the Condensed Consolidated Balance Sheets for which $3.0 million and $1.5 million, respectively, of amortization was included in the line item Depreciation and amortization in the Condensed Consolidated Statements of Income.

athenahealth, Inc.
AMORTIZATION OF PURCHASED INTANGIBLE ASSETS
(Unaudited, in thousands)

Set forth below is a breakout of amortization of purchased intangible assets impacting the Condensed Consolidated Statements of Income for the three and nine months ended September 30, 2015, and 2014:

	Three Months Ended September 30,		Nine Months Ended September 30,
Amortization of purchased intangible assets allocated to:	2015	2014	2015	2014
Direct operating	$3,662	$2,534	$11,177	$9,189
Selling and marketing	2,373	4,206	7,119	13,178
Total amortization of purchased intangible assets	$6,035	$6,740	$18,296	$22,367

athenahealth, Inc.
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
TO COMPARABLE GAAP MEASURES
(Unaudited, in thousands, except per share amounts)
The following is a reconciliation of the non-GAAP financial measures used by us to describe our financial results determined in accordance with accounting principles generally accepted in the United States of America (“GAAP”). An explanation of these measures is also included below under the heading “Explanation of Non-GAAP Financial Measures.”
While management believes that these non-GAAP financial measures provide useful supplemental information to investors regarding the underlying performance of our business operations, investors are reminded to consider these non-GAAP measures in addition to, and not as a substitute for, financial performance measures prepared in accordance with GAAP. In addition, it should be noted that these non-GAAP financial measures may be different from non-GAAP measures used by other companies, and management may utilize other measures to illustrate performance in the future. Non-GAAP measures have limitations in that they do not reflect all of the amounts associated with our results of operations as determined in accordance with GAAP.
Please note that these figures may not sum exactly due to rounding.
Non-GAAP Adjusted Gross Margin
Set forth below is a presentation of our “Non-GAAP Adjusted Gross Profit” and “Non-GAAP Adjusted Gross Margin,” which represents Non-GAAP Adjusted Gross Profit as a percentage of total revenue.

(unaudited, in thousands)	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2015	2014	2015	2014

Total revenue	$236,068	$190,428	$667,196	$539,385
Direct operating expense	94,850	79,343	269,306	226,265

Total revenue less direct operating expense	141,218	111,085	397,890	313,120
Add: Stock-based compensation allocated to direct operating expense	3,584	2,987	10,883	8,806
Add: Amortization of purchased intangible assets allocated to direct operating expense	3,662	2,534	11,177	9,189

Non-GAAP Adjusted Gross Profit	$148,464	$116,606	$419,950	$331,115

Non-GAAP Adjusted Gross Margin	62.9%	61.2%	62.9%	61.4%

Non-GAAP Adjusted EBITDA
Set forth below is a reconciliation of our “Non-GAAP Adjusted EBITDA” and “Non-GAAP Adjusted EBITDA Margin,” which represents Non-GAAP Adjusted EBITDA as a percentage of total revenue.

(unaudited, in thousands)	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2015	2014	2015	2014

Total revenue	$236,068	$190,428	$667,196	$539,385

GAAP net income (loss)	5,795	(1,631)	6,312	(11,848)
Add: Provision for (benefit) from income taxes	3,365	(853)	7,412	(6,074)
Add: Total other (income) expense	(5,970)	1,218	(24,523)	3,935
Add: Stock-based compensation expense	14,980	12,421	47,943	38,986
Add: Depreciation and amortization	24,763	17,258	67,216	46,693
Add: Amortization of purchased intangible assets	6,035	6,740	18,296	22,367
Add: Integration and transaction costs	—	—	964	—
Add: Lease termination costs	—	—	4,446	—

Non-GAAP Adjusted EBITDA	$48,968	$35,153	$128,066	$94,059

Non-GAAP Adjusted EBITDA Margin	20.7%	18.5%	19.2%	17.4%
Non-GAAP Adjusted Operating Income
Set forth below is a reconciliation of our “Non-GAAP Adjusted Operating Income” and “Non-GAAP Adjusted Operating Income Margin,” which represents Non-GAAP Adjusted Operating Income as a percentage of total revenue.

(unaudited, in thousands)	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2015	2014	2015	2014

Total revenue	$236,068	$190,428	$667,196	$539,385

GAAP net income (loss)	5,795	(1,631)	6,312	(11,848)
Add: Provision for (benefit) from income taxes	3,365	(853)	7,412	(6,074)
Add: Total other (income) expense	(5,970)	1,218	(24,523)	3,935
Add: Stock-based compensation expense	14,980	12,421	47,943	38,986
Add: Amortization of capitalized stock-based compensation related to software development	1,244	635	3,013	1,515
Add: Amortization of purchased intangible assets	6,035	6,740	18,296	22,367
Add: Integration and transaction costs	—	—	964	—
Add: Lease termination costs	—	—	4,446	—

Non-GAAP Adjusted Operating Income	$25,449	$18,530	$63,863	$48,881

Non-GAAP Adjusted Operating Income Margin	10.8%	9.7%	9.6%	9.1%

Non-GAAP Adjusted Net Income
Set forth below is a reconciliation of our “Non-GAAP Adjusted Net Income” and “Non-GAAP Adjusted Net Income per Diluted Share.”

(unaudited, in thousands)	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2015	2014	2015	2014

GAAP net income (loss)	$5,795	$(1,631)	$6,312	$(11,848)
Add: Stock-based compensation expense	14,980	12,421	47,943	38,986
Add: Amortization of capitalized stock-based compensation related to software development	1,244	635	3,013	1,515
Add: Amortization of purchased intangible assets	6,035	6,740	18,296	22,367
Add: Integration and transaction costs	—	—	964	—
Add: Lease termination costs	—	—	4,446	—
Less: Gain on sale of marketable securities	(7,585)	—	(28,656)	—

Sub-total of tax deductible items	14,674	19,796	46,006	62,868

Less: Tax impact of tax deductible items (1)	(5,870)	(7,918)	(18,402)	(25,147)
Add: Tax impact resulting from applying non-GAAP tax rate (2)	(299)	140	1,922	1,095

Non-GAAP Adjusted Net Income	$14,300	$10,387	$35,838	$26,968

Weighted average shares - diluted	39,536	37,999	39,476	37,783

Non-GAAP Adjusted Net Income per Diluted Share	$0.36	$0.27	$0.91	$0.71

(1)	Tax impact calculated using a statutory tax rate of 40%.

(2)
Represents adjusting the GAAP net loss at a non-GAAP tax rate of 40%. We used a non-GAAP tax rate of 40% to normalize the tax impact to our Non-GAAP Adjusted Net Income per Diluted Share based on the fact that a relatively small change in pre-tax GAAP income (loss) in any one period could result in a volatile GAAP effective tax rate.

(unaudited, in thousands)	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2015	2014	2015	2014

GAAP net income (loss) per share - diluted	$0.15	$(0.04)	$0.16	$(0.31)
Add: Stock-based compensation expense	0.38	0.33	1.21	1.03
Add: Amortization of capitalized stock-based compensation related to software development	0.03	0.02	0.08	0.04
Add: Amortization of purchased intangible assets	0.15	0.18	0.46	0.59
Add: Integration and transaction costs	—	—	0.02	—
Add: Lease termination costs	—	—	0.11	—
Less: Gain on sale of marketable securities	(0.19)	—	(0.73)	—

Sub-total of tax deductible items	0.37	0.52	1.17	1.66

Less: Tax impact of tax deductible items (1)	(0.15)	(0.21)	(0.47)	(0.67)
Add: Tax impact resulting from applying non-GAAP tax rate (2)	(0.01)	—	0.05	0.03

Non-GAAP Adjusted Net Income per Diluted Share	$0.36	$0.27	$0.91	$0.71

Weighted average shares - diluted	39,536	37,999	39,476	37,783

(1)	Tax impact calculated using a statutory tax rate of 40%.

(2)
Represents adjusting the GAAP net loss at a non-GAAP tax rate of 40%. We used a non-GAAP tax rate of 40% to normalize the tax impact to our Non-GAAP Adjusted Net Income per Diluted Share based on the fact that a relatively small change in pre-tax GAAP income (loss) in any one period could result in a volatile GAAP effective tax rate.

Explanation of Non-GAAP Financial Measures
We report our financial results in accordance with accounting principles generally accepted in the United States of America, or GAAP. However, management believes that, in order to properly understand our short-term and long-term financial and operational trends, investors may wish to consider the impact of certain non-cash or non-recurring items, when used as a supplement to financial performance measures in accordance with GAAP. These items result from facts and circumstances that vary in frequency and impact on continuing operations. Management also uses results of operations before such items to evaluate the operating performance of athenahealth and compare it against past periods, make operating decisions, and serve as a basis for strategic planning. These non-GAAP financial measures provide management with additional means to understand and evaluate the operating results and trends in our ongoing business by eliminating certain non-cash expenses and other items that management believes might otherwise make comparisons of our ongoing business with prior periods more difficult, obscure trends in ongoing operations, or reduce management’s ability to make useful forecasts. Management believes that these non-GAAP financial measures provide additional means of evaluating period-over-period operating performance. In addition, management understands that some investors and financial analysts find this information helpful in analyzing our financial and operational performance and comparing this performance to our peers and competitors.
Management defines “Non-GAAP Adjusted Gross Profit” as total revenue, less direct operating expense, plus (1) stock-based compensation expense allocated to direct operating expense and (2) amortization of purchased intangible assets allocated to direct operating expense, and “Non-GAAP Adjusted Gross Margin” as Non-GAAP Adjusted Gross Profit as a percentage of total revenue. Management considers these non-GAAP financial measures to be important indicators of our operational strength and performance of our business and a good measure of our historical operating trends. Moreover, management believes that these measures enable investors and financial analysts to closely monitor and understand changes in our ability to generate income from ongoing business operations.
Management defines “Non-GAAP Adjusted EBITDA” as the sum of GAAP net income (loss) before provision for (benefit) from income taxes, total other (income) expense, stock-based compensation expense, depreciation and amortization, amortization of purchased intangible assets, integration and transaction costs, and lease termination costs and “Non-GAAP Adjusted EBITDA Margin” as Non-GAAP Adjusted EBITDA as a percentage of total revenue. Management defines “Non-GAAP Adjusted Operating Income” as the sum of GAAP net income (loss) before provision for (benefit) from income taxes, total other (income) expense, stock-based compensation expense, amortization of capitalized stock-based compensation related to software development, amortization of purchased intangible assets, integration and transaction costs, and lease termination costs and “Non-GAAP Adjusted Operating Income Margin” as Non-GAAP Adjusted Operating Income as a percentage of total revenue. Management defines “Non-GAAP Adjusted Net Income” as the sum of GAAP net income (loss) before stock-based compensation expense, amortization of capitalized stock-based compensation related to software development, amortization of purchased intangible assets, integration and transaction costs, lease termination costs, and gain on sale of marketable securities and any tax impact related to these preceding items, and an adjustment to the tax provision for the non-GAAP tax rate and “Non-GAAP Adjusted Net Income per Diluted Share” as Non-GAAP Adjusted Net Income divided by weighted average diluted shares outstanding. Management considers all of these non-GAAP financial measures to be important indicators of our operational strength and performance of our business and a good measure of our historical operating trends, in particular the extent to which ongoing operations impact our overall financial performance.

Management excludes or adjusts each of the items identified below from the applicable non-GAAP financial measure referenced above for the reasons set forth with respect to that excluded item:

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Stock-based compensation expense and amortization of capitalized stock-based compensation related to software development — excluded because these are non-cash expenditures that management does not consider part of ongoing operating results when assessing the performance of our business, and also because the total amount of the expenditure is partially outside of our control because it is based on factors such as stock price, volatility, and interest rates, which may be unrelated to our performance during the period in which the expenses are incurred.

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Amortization of purchased intangible assets — purchased intangible assets are amortized over their estimated useful lives and generally cannot be changed or influenced by management after the acquisition. Accordingly, this item is not considered by management in making operating decisions. Management does not believe such charges accurately reflect the performance of our ongoing operations for the period in which such charges are incurred.

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Integration and transaction costs — Integration costs are the severance payments and retention bonuses for certain employees relating to the Razor Insights, LLC acquisition. Transaction costs are non-recurring costs related to specific transactions. Accordingly, management believes that such expenses do not have a direct correlation to future business operations, and therefore, these costs are not considered by management in making operating decisions. Management does not believe such charges accurately reflect the performance of our ongoing operations for the period in which such charges are incurred.

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Lease termination costs — represents costs to terminate certain lease agreements. Management does not believe such costs accurately reflect the performance of our ongoing operations for the period in which such costs are incurred.

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Gain on sale of marketable securities — represents gain on sale of marketable securities. Management does not believe such gains accurately reflect the performance of our ongoing operations for the period in which such gains are reported.

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Non-GAAP tax rate — We use a non-GAAP tax rate of 40% to normalize the tax impact to our Non-GAAP Adjusted Net Income per Diluted Share based on the fact that a relatively small change in pre-tax GAAP income (loss) in any one period could result in a volatile GAAP effective tax rate.